Janus Henderson International Dividend Fund
Schedule of Investments (unaudited)
March 31, 2026

	Shares	Value
Common Stocks – 93.4%
Aerospace & Defense – 3.5%
Airbus SE	13,290	$2,495,865
BAE Systems PLC	234,566	6,826,940
		9,322,805
Banks – 10.2%
BNP Paribas SA	79,697	7,590,999
Natwest Group PLC	697,955	5,178,076
Nordea Bank Abp	294,315	5,065,262
Resona Holdings Inc	622,300	6,924,966
United Overseas Bank Ltd	93,500	2,689,837
		27,449,140
Beverages – 4.4%
Carlsberg A/S	42,426	5,294,443
Coca-Cola European Partners PLC	71,872	6,516,634
		11,811,077
Building Products – 1.1%
Cie de Saint-Gobain	37,254	3,065,417
Capital Markets – 1.0%
Intermediate Capital Group PLC	134,477	2,734,988
Chemicals – 2.1%
Shin-Etsu Chemical Co Ltd	136,000	5,534,034
Containers & Packaging – 1.8%
Amcor PLC	119,755	4,760,261
Diversified Telecommunication Services – 1.8%
Deutsche Telekom AG	133,842	4,934,636
Electric Utilities – 4.1%
Enel SpA	499,308	5,435,169
Iberdrola SA	241,396	5,540,678
		10,975,847
Electrical Equipment – 2.4%
Schneider Electric SE	23,752	6,523,089
Electronic Equipment, Instruments & Components – 1.6%
Murata Manufacturing Co Ltd	186,900	4,190,828
Household Durables – 2.2%
Sony Corp	289,600	5,973,954
Industrial Conglomerates – 2.0%
Siemens AG	23,032	5,462,237
Insurance – 10.0%
AIA Group Ltd	577,600	6,488,837
AXA SA	100,314	4,598,346
Dai-ichi Life Holdings Inc	775,700	7,089,076
Tokio Marine Holdings Inc	55,900	2,610,654
Zurich Insurance Group AG	8,548	6,096,253
		26,883,166
Interactive Media & Services – 1.6%
Tencent Holdings Ltd	67,700	4,274,139
Machinery – 4.3%
Daimler Truck Holding AG	123,724	5,897,299
Komatsu Ltd	141,700	5,562,950
		11,460,249
Media – 1.0%
Publicis Groupe SA	33,212	2,746,296
Metals & Mining – 2.1%
Rio Tinto PLC	59,748	5,552,839
Multi-Utilities – 2.0%
National Grid PLC	313,772	5,289,060
Oil, Gas & Consumable Fuels – 6.1%
Shell PLC	184,472	8,622,425
Var Energi ASA	1,533,234	7,867,231
		16,489,656
Personal Products – 1.7%
Unilever PLC	79,712	4,491,685
Pharmaceuticals – 6.3%
AstraZeneca PLC	34,597	6,756,392

	Shares	Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
Roche Holding AG	18,966	$7,490,899
Sanofi	28,485	2,747,175
		16,994,466
Professional Services – 1.9%
RELX PLC	157,862	5,236,121
Road & Rail – 0.8%
Full Truck Alliance Co (ADR)	257,577	2,137,889
Semiconductor & Semiconductor Equipment – 8.7%
MediaTek Inc	77,000	3,729,007
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	31,641	10,693,076
Tokyo Electron Ltd	37,100	9,073,740
		23,495,823
Software – 2.0%
SAP SE	32,353	5,474,463
Textiles, Apparel & Luxury Goods – 3.4%
Cie Financiere Richemont SA (REG)	30,371	5,413,250
LVMH Moet Hennessy Louis Vuitton SE	6,520	3,623,755
		9,037,005
Tobacco – 1.9%
British American Tobacco PLC	90,208	5,253,880
Wireless Telecommunication Services – 1.4%
KDDI Corp	216,800	3,713,030
Total Common Stocks (cost $207,262,135)		251,268,080
Preferred Stocks – 1.8%
Technology Hardware, Storage & Peripherals – 1.8%
Samsung Electronics Co Ltd (cost $2,096,751)	60,299	4,802,509
Investment Companies – 3.6%
Money Markets – 3.6%
Janus Henderson Cash Liquidity Fund LLC, 3.6408%ºº,£ (cost $9,837,542)	9,837,024	9,837,024
Total Investments (total cost $219,196,428) – 98.8%		265,907,613
Cash, Receivables and Other Assets, net of Liabilities – 1.2%		3,221,334
Net Assets – 100%		$269,128,947

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
Japan	$50,673,232	19.1%
United Kingdom	44,108,809	16.6
France	33,390,942	12.6
United States	23,219,710	8.7
Germany	21,768,635	8.2
Switzerland	19,000,402	7.1
Taiwan	14,422,083	5.4
Netherlands	9,727,806	3.7
Norway	7,867,231	3.0
Hong Kong	6,488,837	2.4
China	6,412,028	2.4
Spain	5,540,678	2.1
Italy	5,435,169	2.0
Denmark	5,294,443	2.0
Finland	5,065,262	1.9
South Korea	4,802,509	1.8
Singapore	2,689,837	1.0
Total	$265,907,613	100.0%

Schedule of Affiliated Investments - (% of Net Assets)
Affiliate	Affiliated Investments, at Value at 6/30/25	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Affiliated Investments, at Value at 3/31/26	Ending Shares	Dividend Income
Investment Companies - 3.6%
Money Markets - 3.6%
Janus Henderson Cash Liquidity Fund LLC, 3.6408%ºº
	$8,911,327	$96,471,206	$(95,544,824)	$(167)	$(518)	$9,837,024	9,837,024	$232,308

Notes to Schedule of Investments (unaudited)
ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

ºº	Rate shown is the 7-day yield as of March 31, 2026.
£
The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2026.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments In Securities:
Common Stocks
Beverages	$6,516,634	$5,294,443	$-
Containers & Packaging	4,760,261	-	-
Road & Rail	2,137,889	-	-
Semiconductor & Semiconductor Equipment	10,693,076	12,802,747	-
All Other	-	209,063,030	-
Preferred Stocks	-	4,802,509	-
Investment Companies	-	9,837,024	-
Total Assets	$24,107,860	$241,799,753	$-

Investment Valuation
Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.
Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:
Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.
Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Assets or liabilities categorized as Level 2 in the hierarchy generally include:  debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.
Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2026 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual financial statements.
125-35-70261 05-26